UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2017

uniQure N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36294	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Meibergdreef 61, 1105BA Amsterdam, The Netherlands	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +31-20-566-7394

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events

On January 30, 2017, uniQure N.V. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (FDA) has granted Breakthrough Therapy designation for AMT -060, the Company’s gene therapy in development for the treatment of hemophilia B.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 9.01              Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated January 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: January 30, 2017
	By:	/s/ MATTHEW KAPUSTA
Name: Matthew Kapusta
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 30, 2017.